Property and Equipment, net (Tables)	12 Months Ended
Jun. 30, 2022
Property and Equipment, net
Schedule of property and equipment, net

	As of June 30,
	2021	2022	2022
	RMB	RMB	US$

Real estate property (1)	—	300,757	44,814
Leasehold improvements	115,352	133,163	19,841
Electronic equipment	44,322	66,590	9,922
Furniture, fixtures and other equipment	21,271	21,840	3,254
Motor vehicles	2,533	2,533	377
Property and equipment, cost	183,478	524,883	78,208
Less: accumulated depreciation	(162,374)	(199,771)	(29,766)
	21,104	325,112	48,442
(1)

On December 9, 2021, the Group entered into a Share Purchase Agreement to purchase 100% equity interest of Shanghai Yulan Real Property Co., Ltd., Shanghai Suxiao Real Property Co., Ltd., Shanghai Danxiao Real Property Co. Ltd., and Shanghai Biyu Real Property Co., Ltd. (collectively refer to as the “Real Property Companies”), who are the owners of 3rd and 4th floor of No. 8, Yincheng Middle Road (the “Property”), the Group’s current principal office. The current principal office was leased from the Real Property Companies before the acquisition.

The consideration for acquiring the Real Property Companies is RMB36,338 cash as well as the assumption of liabilities of Real Property Companies of RMB273,950 to a third party. There is no noncash or contingent consideration. As of June 30, 2022, the Group has paid full amount of the cash consideration and RMB200,000 liabilities assumed in this acquisition to a third party. The acquisition is accounted as an asset acquisition since substantially all the fair value of the gross assets acquired is concentrated in a single group of identifiable assets. The excess of consideration over fair value of the assets acquired was allocated to property and equipment.